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[BOA LOGO APPEARS HERE]


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                                                           Promissory Note

                                                                                                                 Customer# 41-567249


Date June 10, 2001      [ ]New    [X]Renewal      Amount $5,000,000.00        Maturity Date June 10, 2002
     -------------                                       -------------                      -------------


==================================================================== ===============================================================
Bank:                                                                Borrower:

Bank of America, N.A.
Banking Center:
                                                                     OPNET Technologies, Inc.
     Commercial Banking                                              7255 Woodmont Avenue, Suite 250
     6610 Rockledge Drive                                            Bethesda, Maryland 20814
     Bethesda, Maryland 20817-1811

     County:  Montgomery                                             County: Montgomery

==================================================================== ===============================================================
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FOR VALUE RECEIVED, the undersigned Borrower unconditionally (and jointly and severally, if more than one) promises to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of Five Million and 00/100 Dollars ($5,000,000.00), or so much
                    -----------------------           ------------
thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

[This Note contains some provisions preceded by boxes. If a box is marked, the provision applies to this transaction; if it is not marked, the provision does not apply to this transaction.]

1. Rate.

See attached Exhibit "A"

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Maryland; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Bank.

2. Accrual Method. Unless otherwise indicated, interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder). If interest is not to be computed using this method, the method shall be: N/A.
                                                                       ---

3. Rate Change Date. Any Rate based on a fluctuating index or base rate will change, unless otherwise provided, each time and as of the date that the index or base rate changes. If the Rate is to change on any other date or at any other interval, the change shall be: N/A. In the event any index is discontinued, Bank
                               ---
shall substitute an index determined by Bank to be comparable, in its sole discretion.

4. Payment Schedule. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

Single Principal Payment. Principal shall be paid in full in a single payment on June 10, 2002. Interest thereon shall be paid monthly, commencing on July 10,
-------------                                 -------                -------

2001, and continuing on the same day of each successive month, quarter or other
----                        ----
period (as applicable) thereafter, with a final payment of all unpaid interest at the stated maturity of this Note.

5. Revolving Feature.

[X] Borrower may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note, provided, that Borrower is not in default under any provision of this Note, any other documents executed in connection with this Note, or any other note or other loan documents now or hereafter executed in connection with any other obligation of Borrower to Bank, and provided that the borrowings hereunder do not exceed any borrowing base or other limitation on borrowings by Borrower. Bank shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Bank records of the amounts borrowed from time to time shall be conclusive proof thereof.

     [] Uncommitted Facility. Borrower acknowledges and agrees that, notwithstanding any provisions of this Note or any other documents executed in connection with this Note, Bank has no obligation to make any advance, and that all advances are at the sole discretion of Bank.

     [] Out-Of-Debt Period. For a period of at least    consecutive days during
                                                     --
     [] each fiscal year, [] any consecutive 12-month period, Borrower shall fully pay down the balance of this Note, so that no amount of principal or interest and no other obligation under this Note remains outstanding.

6.   Automatic Payment.

[ ] Borrower has elected to authorize Bank to effect payment of sums due under
this Note by means of debiting Borrower's account number                       .
                                                         ---------------------
This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if Bank fails to debit the account.

7. Waivers, Consents and Covenants. Borrower, any endorser, or guarantor hereof or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in the amount of 10% of the principal amount of this Note, or such greater amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

8. Prepayments. Prepayments may be made in whole or in part at any time on any loan for which the Rate is based on the Prime Rate or on any other fluctuating Rate or index which may change daily. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion.

9. Delinquency Charge. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen days late.

10. Events of Default. The following are events of default hereunder: (a) the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Bank, or to any affiliate or subsidiary of Bank of America Corporation, whether under this Note or any Loan Documents, as and when due (whether upon demand, at maturity or by acceleration), and not remedied or cured as permitted in Section 6 under the Loan Agreement dated June 10, 2000;
                                                         -------------
(b) the failure to pay or perform any other obligation, liability or indebtedness of any Obligor in excess of $1,000,000.00 to any other party;
(c) the death of any Obligor (if an individual); (d) the resignation or withdrawal of any material owner/Guarantor of Borrower, as determined by Bank in its sole discretion; (e) the commencement of a proceeding against any Obligor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Obligor or the merger or consolidation of any Obligor with or into another entity; (f) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Obligor; (g) that any representation or warranty made to Bank by any Obligor in any Loan Documents or otherwise was, when it was made, untrue or materially misleading; (h) the failure of any Obligor to timely deliver such financial statements, including tax returns, other statements of condition or other information, as Bank shall request from time to time not remedied within five (5) business days; (i) the entry of a judgment against any Obligor which Bank deems to be of a material nature, in Bank's sole discretion not paid or dismissed within thirty (30) days; (j) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; (k) the determination by Bank that it is insecure for any reason; (l) the determination by Bank that a material adverse change has occurred in the financial condition of any Obligor; or (m) the failure of Borrower's business to comply with any material law or regulation controlling its operation.

11. Remedies upon Default. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Bank's discretion up to the Prime Rate plus 5% per annum (the "Default Rate"). The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Bank is hereby authorized at any time to set off and charge against any deposit accounts of any Obligor, as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, without notice or demand, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

12. Non-waiver. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligor to Bank in any other respect at any other time.

13. Applicable Law, Venue and Jurisdiction. This Note and the rights and obligations of Borrower and Bank shall be governed by and interpreted in accordance with the law of the State of Maryland. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Maryland or the United States located within the State of Maryland and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

14. Partial Invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

15. Waiver of Jury Trial. Obligors waive trial by jury in any action or proceeding to which Obligors and Bank may be parties, arising out of, in connection with or in any way pertaining to, this Note or the Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such action or proceedings, including claims against parties who are not parties to this Note. This waiver is knowingly, willingly and voluntarily made by Obligors.

16. Binding Effect. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Bank.

17. Controlling Document. To the extent that this Note conflicts with or is in any way incompatible with any other Loan Document concerning this obligation, the Note shall control over any other document, and if the Note does not address an issue, then each other document shall control to the extent that it deals most specifically with an issue.

18. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW,) THE RULES OF PRACTICE
AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESOR THEREOF (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY
   -------------
BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE
   ---------------------
DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES
OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY
12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT
THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL
PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

Borrower represents to Bank that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note, and hereby executes this Note intending to create an instrument executed under seal.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS.

Corporate or Partnership Borrower

OPNET Technologies, Inc.
------------------------

By:           /s/ Joseph F. Greeves                   (Seal)
    -------------------------------------------------

Name:        Joseph F. Greeves
      -----------------------------------------------------------------

Title:       Senior Vice President & Chief Financial Officer
       ----------------------------------------------------------------



----------------------------------------------------------------
Attest (If Applicable)


[Corporate Seal]

[LOGO OF BANK OF AMERICA APPEARS HERE]

                                    EXHIBIT A
                                    ---------

                         INTEREST RATE OPTION PROVISIONS
                         -------------------------------

          THIS EXHIBIT A is attached to and forms a part of that certain PROMISSORY NOTE (the "Note"), dated June 10, 2001, executed by OPNET
                                     -------------              -----
 Technologies, Inc., a Delaware corporation ("Borrower"), and made payable to
 ------------------    --------------------
 the order of Bank of America, N.A. ("Bank").

          1. Borrower's Rates. On the terms and subject to the conditions set
             ----------------
 forth below, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under the Note: [check the available options]

          [ ]  The Prime Rate plus __% (the "Prime Rate Option");

          [ ] The Treasury Securities Rate plus __% (the "Treasury Securities Rate Option"); or

          [X]  The Wall Street Journal Libor Rate, plus the Applicable Margin
               (the "Wall Street Journal Rate Option");     -----------------

          [ ] The Eurodollar Fixed Period Rate, Plus __% (the "Eurodollar Fixed Period Rate Option");

          [ ]  The CD Rate plus __% (the "CD Rate Option"); or

          [ ]  The Quoted Rate, plus __% (the "Quoted Rate Option");

          [ ]  The Transaction Rate of __% (the "Transaction Rate Option").

 Interest based on the Prime Rate Option is a floating rate and will change on and as of the date of a change in the Prime Rate. The period of time during which the Prime Rate shall be applicable shall be a Prime Rate Interest Period. Interest based on the Eurodollar Daily Floating Rate Option is a floating rate and will change on and as of a change in the Wall Street Journal Libor Rate. The period of time during which the Wall Street Journal Libor Rate shall be applicable shall be a Wall Street Journal Libor Interest Period. Interest based on the Treasury Securities Rate Option will be fixed for periods of N/A year(s)
                                                                     ---
 (each a "Treasury Securities Interest Period"). Interest based on the Eurodollar Fixed Period Rate Option will be fixed for periods of N/A (each a
                                                                  ---
 "Eurodollar Fixed Interest Period"). Interest based on the CD Rate Option will be fixed for periods of N/A (each a "CD Interest Period"). Interest based on
                         ---
 the Quoted Rate Option will be fixed for periods of N/A (each a "Quoted
                                                     ---
 Interest Period"). Interest based on the Transaction Rate Option will be fixed for periods of N/A (each a "Transaction Interest Period"). The Treasury
                ---
 Securities Rate, the Eurodollar Fixed Period Rate, the CD Rate, the Quoted Rate, and the Transaction Rate each being hereafter from time to time referred to as a "Fixed Rate Option"). [See note below]

          2. Selection of Applicable Interest Rate.
             -------------------------------------

          (a) Request. Borrower may request (a "Rate Request") that a $1.00
              -------                                                  ----
increment or any amount in excess thereof (an "Increment") of the outstanding principal of, or amounts to be disbursed under, the Note bear interest at the Prime Rate Option, the Eurodollar Daily Floating Rate Option, the Treasury Securities Rate Option, the Eurodollar Fixed Period Rate Option, the CD Rate Option, the Quoted Rate Option or the Transaction Rate Option, as applicable, by telephonic notice no later than 10:00 a.m. (Eastern Standard time) a sufficient
                                           -----------------------
(in Bank's sole discretion) number of Business Days prior to the effective date of the Rate Request to permit Bank to quote the rate requested,

          (b) Applicable Interest Rates. Borrower's Rate Request will become
              -------------------------
 effective, and interest on the Increment designated will be calculated at the rate (the "Effective Rate") requested by Borrower for the applicable Interest Period, subject to the following:
                  (i) Notwithstanding any Rate Request, interest shall be calculated on the basis of the Prime Rate Option if (a) Bank, in good faith, is unable to ascertain the requested Fixed Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for the Bank to maintain loans based upon the requested Fixed Rate Option, or (c) Bank, in good faith, determines that it is impracticable to maintain loans based on the requested Fixed Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such Interest Rate Options. Upon the occurrence of any of the above events, any Increment to which a requested Fixed Rate Option applies, shall be immediately (or at the option of Bank, at the end of the current Fixed Rate Interest Period), without further action of Borrower or Bank, converted to an Increment to which the Prime Rate Option applies,
                  (ii) Borrower may have no more than a total of ONE Effective
                                                                 ---
Rate(s) applicable to amounts outstanding under the Note at any given time.
                  (iii) A Rate Request shall be effective as to amounts to be disbursed under the Note only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for the account of the Borrower in accordance with the provisions of the Note and any related loan documents.
                  (iv) Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall bear interest until paid in full at the Prime Rate Option.
                  (v) Any amounts of outstanding principal bearing interest based upon a Fixed Rate Option shall bear interest at such rate until the end of the Interest Period therefor, and thereafter shall bear interest based upon the Prime Rate Option unless a new Rate Request for a Fixed Rate Option complying with the terms hereof has been made and has become effective.
                  (vi) If Borrower shall be in default under the Note ("Default"), then Bank shall no longer be obligated to honor any Rate Requests.
                  (vii) No Fixed Rate Interest Period shall extend beyond the maturity date of the Note.

         (C) Repayment. Principal shall be payable on June 10, 2002 and interest
             ---------                                -------------
shall be payable as follows: (check all that apply)

[ ] For any Interest Period during which the Prime Rate is applicable to any of the outstanding principal, interest thereon shall be payable __ and continuing on the __ day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

[X] For any Interest Period during which the Wall Street Journal Libor Rate is applicable to any of the outstanding principal, interest thereon shall be payable monthly and continuing on the last day of each successive month,
        -------                       ----
quarter, or other period (as applicable) thereafter, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

[ ] For any Interest Period during which the Quoted Rate is applicable to any of the outstanding principal, interest thereon shall be payable __ and continuing on the __ day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

[ ] For any Interest Period during which the Transaction Rate is applicable to any of the outstanding principal, interest thereon shall be payable __ and continuing on the __ day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

[ ] For any Interest Period during which the Eurodollar Fixed Period Rate is applicable to any of the outstanding principal, all accrued and unpaid interest thereon shall be payable on the last day of each applicable Interest Period and, in the case of an Interest Period greater than three months, at three month intervals after the first day of such Interest Period.

[ ] For any Interest Period during which the CD Rate is applicable to any of the outstanding principal, all accrued and unpaid interest thereon shall be payable on the last day of each applicable Interest Period and, in the case of an Interest Period greater than 90 days, at 90 day intervals after the first day of such Interest Period.

[ ] For any Interest Period during which the Treasuries Securities Rate is applicable to any outstanding principal, interest thereon shall be payable __ and continuing on the __ day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

         3. Defined Terms. In addition to those terms defined in Section 1 of
            -------------
the Note, the following terms as used in this Exhibit A shall have the following meanings:

         "Applicable Margin" means the following amounts per annum, based upon
         -------------------
the ratio of Indebtedness to TTM EBITDA as set forth in the most recent compliance certificate of Borrower received by Bank pursuant to Section 4.B.iii. of that certain Loan Agreement dated as of June 10, 2000 between Borrower and
                                           -------------
Bank, provided, however, that until Bank receives the first compliance
      --------  -------
certificate after the date of this Note such amount shall be those indicated
for pricing level 2 set forth below;
                  -

     ---------------------------------------------------------------------
                   Applicable Margin (in basis points per annum)
     ---------------------------------------------------------------------
                                 Indebtedness                Wall Street
     Pricing                          To                    Journal Libor
     Level                        TTM EBITDA                    Rate +
     ---------------------------------------------------------------------
       1                  (less than) 1.50 to 1.0              200 bps
     ---------------------------------------------------------------------
       2          (greater than/equal to) 1.50 to 1.0          250 bps
     ---------------------------------------------------------------------

The Applicable Margin shall be in effect from the date the most recent compliance certificate is received by Bank to but excluding the date the next compliance certificate is received by Bank; provided, however, that if Borrower
                                            --------  -------
fails to timely deliver the next compliance certificate, the Applicable Margin from the date such compliance certificate was due to but excluding the date such is received by Bank shall be that indicated for the highest pricing level set forth above, and, thereafter, the pricing level indicated by such compliance certificate when received.

         "Business Day" shall mean a day on which Bank is open for business and
         --------------
dealing in deposits in United States.
                       -------------

         "Treasury Securities Rate" shall mean the rate of interest per annum
         --------------------------
determined by Bank, in accordance with its customary general practice from time to time, to be the weekly average yield on all United States Treasury Securities adjusted to a constant maturity for a term comparable to such Interest Period, as most recently reported by the Federal Reserve System in the weekly Federal Reserve Statistical Release No. H-15(519), entitled "Selected Interest Rates" (or any succeeding publication) (the "Treasury Securities Rate") adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs.

         "CD Rate" shall mean the rate of interest per annum (rounded upwards,
         ---------
if necessary, to the next higher 1/16 of 1%) determined by Bank, in accordance with its customary general practice from time to time, paid from time to time by major banks on negotiable certificates of deposit (secondary market) in amounts of $100,000.00 or more for a term comparable to such Interest Period, as most recently reported by the Federal Reserve System in the weekly Federal Reserve Statistical Release No. H-15(519), entitled "Selected Interest Rates" (or any succeeding publication) (the "CD Rate") adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs.

         "Eurodollar Fixed Period Rate" shall mean the rate of interest per
         ------------------------------
annum (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, as adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs. If for any reason such rate is not available, the term "Eurodollar Fixed Period Rate" shall mean the rate of interest per annum (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, as adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs; provided, however, if more than one rate is specified on Reuters Screen LIBO
--------  -------
Page, the applicable rate shall be the arithmetic mean of all such rates.

         "Wall Street Journal LIBOR Rate". The Rate shall be The Wall Street
         -------------------------------
Journal LIBOR Rate, plus the Applicable Margin. The "Wall Street Journal LIBOR
                    --------------------------
Rate" is a fluctuating rate of interest equal to the one month London interbank offered rate as published in the "Money Rates" section of The Wall Street Journal on the immediately preceding business day as adjusted from time to time in Bank's sole discretion for then applicable reserve requirements, deposit insurance assessment rates and other regulatory costs. Interest will accrue on any non-business day at the rate in effect on the immediately preceding business day.

        "Prime Rate" is the fluctuating rate of interest established by Bank
        ------------
 from time to time, at its discretion, whether or not such rate shall be otherwise published. The Prime Rate is established by Bank as an index and may or may not at any time be the best or lowest rate charged by Bank on any loan.

         "Quoted Rate" shall mean a fixed rate of interest per annum agreed upon
         -------------
by the Bank and Borrower on or prior to the first day of the Interest Period for which such rate shall be in effect.

         "Transaction Rate" shall mean the fixed rate of __% per annum.
         ------------------

         4. Notices: Authority to Act. Borrower acknowledges and agrees that the
            -------------------------
agreement of Bank herein to receive certain notices by telephone is solely for the convenience of Borrower. Bank shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Bank shall have no liability to Borrower on account of any action taken by Bank in reliance upon such telephonic notice. The obligation of Borrower to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Bank to receive written confirmation of any telephonic notice or the receipt by Bank of a confirmation which is at variance with the terms understood by Bank to be contained in the telephonic notice.

 IN WITNESS WHEREOF, the parties hereto have executed this Exhibit A to Note as of the 10th day of June, 2001.
       ----        ----  ----

                                       Borrower: OPNET Technologies, Inc.
                                                 -------------------------
                                       By: /s/ Joseph F. Greeves          (Seal)
                                           -------------------------------
                                       Name: Joseph F. Greeves
                                            ------------------------------
                                       Title: Senior Vice President
                                             -----------------------------

                                       Bank: Bank of America, N.A.

                                       By:
                                          --------------------------------
                                       Brenda Ferguson
                                       Loan Administrator


Note: LIBOR and Eurodollar should be quoted in terms of months (i.e. one, two three or six months) and not days (i.e. 30, 60, 90 or 180 days). There is no automatic way to accrue interest on Quoted rate or Transaction Rate, calculations must be done manually.
                                       -3-